Aspiriant Trust

Aspiriant Risk-Managed Equity Allocation Fund

Supplement dated October 1, 2026

to the Prospectus and Statement of Additional Information dated August 1, 2026

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”) and should be read in conjunction with those documents.

Effective immediately, Wellington Management Company LLP (“Wellington”) has added Joe Chung as a portfolio manager of the Fund. Below is information regarding Mr. Chung:

Joe Chung is an Equity Portfolio Manager, Partner and Senior Managing Director at Wellington. He is also a member of Wellington’s Quality Growth Team. Prior to joining Wellington in 2016, Mr. Chung was an equities analyst at Fidelity International (2010 − 2016). Before that, he worked as a management consultant at Boston Consulting Group (2007− 2010) and as an international manager at HSBC (2004 − 2007). Mr. Chung earned a BSc in economics from the London School of Economics (2004).

The following table provides information about other accounts managed by Mr. Chung as of August 31, 2026.

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Joe Chung
Registered Investment Companies	1	$56	0	$0
Other Pooled Investment Vehicles	3	$198	0	$0
Other Accounts	8	$7,305	0	$0

Mr. Chung does not own shares of the Fund.

Please retain this supplement for future reference.